                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                      TENDER OF SHARES OF COMMON STOCK OF

                                MORGAN STANLEY
                          INDIA INVESTMENT FUND, INC.

   This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if a stockholder's certificates for shares of common stock, par value $0.01 per share (the "Shares") of Morgan Stanley India Investment Fund, Inc., are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, May 17, 2002, or such later date to which the Offer is extended (the "Termination Date"). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Termination Date. See Section 3, "Procedure for Tendering Shares," of the Fund's Issuer Tender Offer Statement.

                                The Depositary:

                   AMERICAN STOCK TRANSFER AND TRUST COMPANY

                      Facsimile Copy Number: 718-234-5001
                      Confirm by Telephone: 718-921-8200
                         For Account Information Call:
                            Toll Free: 800-937-5449
                                      or
                                 718-921-8200

              By First Class Mail, By Overnight Courier, By Hand:

                   American Stock Transfer and Trust Company
                                59 Maiden Lane
                           New York, New York 10038

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH
         ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN THE ONE
                LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

Ladies and Gentlemen:

   The undersigned hereby tenders to Morgan Stanley India Investment Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Issuer Tender Offer Statement, dated April 15, 2002 (the "Fund's Offer") and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in
Section 3, "Procedure for Tendering Shares," of the Fund's Issuer Tender Offer Statement.

Number of Shares Tendered: ___________________

Certificate Nos. (if available):

  _____________________________________________________________________________

  _____________________________________________________________________________
  If Shares will be tendered by book-entry transfer, check box:

  [_]  The Depository Trust Company

  Account Number:

  _____________________________________________________________________________
  Name(s) of Record Holder(s):

  _____________________________________________________________________________

  _____________________________________________________________________________
  Address:

  _____________________________________________________________________________

  _____________________________________________________________________________
  Area Code and Telephone Number:

  _____________________________________________________________________________

  _____________________________________________________________________________
  Taxpayer Identification (Social Security) Number:

  _____________________________________________________________________________
  The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's dividend reinvestment and cash purchase plan:

  ______ Yes      ______ No

                 (Note: If neither of these boxes is checked,
             any such uncertificated Shares will not be tendered.)

  Dated: _____________________________________________________ , 2002
                                      _________________________________________

                                      ____________________________________
                                                    Signature(s)

                                   GUARANTEE

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender Shares pursuant to the procedure for book-entry transfer) into the Depositary's account at The Depository Trust Company, together with
  (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and (ii) other required documents, within three business days after the Termination Date of the Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended.

    Name of Firm: ___________________________________ ______________________
                                                      (Authorized Signature)
    Address: ________________________________________ Name: ________________
                                                          (Please Print)

    _________________________________________________ Title: _______________
          City                State          Zip Code

    Area Code and Tel. No. __________________________ Dated: _________, 2002

           DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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